                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2002

         For Policies issued on or after June 13, 2002, the Flexible Coverage Advantage Option ("FCAO") may be elected. The FCAO may only be elected at issuance of the Policy. The FCAO permits the policy owner to decrease the Face Amount of the Policy and not incur any surrender charges after the following dates:

         i)  the third Policy Year, on decreases to the initial Face amount; and
         ii) the third year following a Face Amount increase, on the subsequent decreases to such Face Amount increase.

Surrender charges will continue to apply in the event of a surrender, partial withdrawal or Policy Lapse as described under "Charges and Deductions - Surrender Charges." If the FCAO is elected, the policy owner may not elect Death Benefit Option 3 or the Extended No Lapse Guarantee rider.

         If the FCAO is elected, the Administration Charge would be the sum of
(a) and (b) below:

(a) A monthly administration charge not to exceed:

         For the first Policy Year:   $30
         For Policy Years 2+:         $15

(b) A monthly charge per $1,000 of Face Amount

         This monthly charge is determined separately for the initial Face Amount and for any increase in Face Amount. This charge varies based on: (i) the issue age of the youngest insured and (ii) the number of Policy Years from the Policy Issue Date (in the case of the Initial Face Amount) or the date of a Face Amount increase (in the case of a Face Amount increase).


Issue Age of the Youngest     Number of Policy Years from Policy Issue Date or the
Insured                       effective date of a Face Amount increase


---------------------------- --------------------------------------------------------------------------------
                                         1                       2 to 15                     16 +
---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------
45 and below                           $0.08                      $0.07                      $0.00
---------------------------- -------------------------- -------------------------- --------------------------
46 to 55                               $0.08                      $0.09                      $0.00
---------------------------- -------------------------- -------------------------- --------------------------
56 to 65                               $0.08                     $0.105                      $0.00
---------------------------- -------------------------- -------------------------- --------------------------
66 and above                           $0.08                      $0.18                      $0.00
---------------------------- -------------------------- -------------------------- --------------------------


                         SUPPLEMENT DATED JUNE 13, 2002

SVUL FCAO.Supp. June 13.2002